© INNOVATE Corp. 2022 INNOVATE Corp. Q4 2021 Earnings Release Supplement March 9, 2022

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact INNOVATES’s business operations, financial performance, results of operations, financial position, the prices of INNOVATE’s securities and the achievement of INNOVATE’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. INNOVATE believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and our actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: developments relating to on-going hostilities in Ukraine, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© INNOVATE Corp. 2022 2021 was a Transformational Year for INNOVATE Corp. Full Year 2021 Highlights 4 ■ Sharpened strategic focus on three best-in-class assets ■ Strengthened capital structure and improved financial flexibility ■ Changed name to INNOVATE Corp. ■ DBM acquired Banker Steel ■ Infused R2 Technologies with $15 million in Series C funding ■ R2 Technologies’ Novel Glacial Rx® System Earned Third FDA Indication and Unique Product Code ■ Spectrum achieved Adjusted EBITDA profitability for all four quarters Strategic advancements position INNOVATE for operational excellence in 2022

Segment Highlights

INNOVATE

DBM GLOBAL

Pansend Life Sciences

HC2 Broadcasting

Infrastructure Highlights

- Reported Backlog = $1.6B
- Total adjusted backlog(1) = $1.9B
- Converting backlog to revenue while maintaining backlog levels
- Backlog provides revenue visibility for 2022 and beyond
- Point of sale margins improving sequentially

Life Sciences Highlights

R2 Technologies

- R2 commenced shipping Glacial Spa to China

MediBeacon

- MediBeacon is planning to submit IDE application to the FDA for US Pivotal Study in the second quarter 2022

Spectrum Highlights

- 4Q21 Net Loss of $3.3M, and Adjusted EBITDA(2) of $1.6M
- Full year 12/31/2021 Adjusted EBITDA(2) of $6.9M
- Completed construction of 21 new broadcast stations in January 2022
- Renewed carriage agreements with long-standing clients such as Sony Media's GetTV and LATV network.
- Increased distribution for beIN Sports EXTRA in more than a dozen new markets.

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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Q4 2021 Financial Highlights

INNOVATE

Revenue

($ millions)		4Q21		4Q20
Infrastructure	$	383.4	$	167.0
Life Sciences		0.7		—
Spectrum		10.7		11.0
Consolidated INNOVATE	**$**	**394.8**	**$**	**178.0**

Net Income Attrib. to INNOVATE Corp. & Adj. EBITDA

($ millions)		4Q21 NI[1]		4Q21 Adj. EBITDA[2]		4Q20 NI[1]		4Q20 Adj. EBITDA[2]
Infrastructure	$	8.6	$	28.8	$	2.8	$	17.4
Life Sciences		(6.2)		(8.2)		(5.7)		(7.9)
Spectrum		(3.3)		1.6		10.0		1.2
Non-operating Corporate		(6.2)		(4.5)		(18.2)		(3.3)
Other & Eliminations		2.4		4.4		(0.6)		2.6
Consolidated INNOVATE, Excluding Disc Ops	**$**	**(4.7)**	**$**	**22.1**	**$**	**(11.7)**	**$**	**10.0**
Discontinued Operations	$	—			$	7.0		
Net Income Attrib. to INNOVATE Corp.	**$**	**(4.7)**			**$**	**(4.7)**		

Consolidated Q4 Results

- Revenue increased $216.8M or 121.8% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel and increases across the DBM platform
- Net Loss attributable to common stock and participating preferred stockholders of $5.2M, driven mainly by the loss on the sale of the Insurance segment
- Adjusted EBITDA increased by $12.1M to $22.1M driven by contribution from Banker Steel at Infrastructure

Infrastructure

- Net Income of $8.6M
- $28.8M in Adjusted EBITDA; contracted backlog of $1.6B (Adjusted ~$1.9B[3]), compared to $394.5M at 12/31/20

Spectrum

- Net Loss of $3.3M
- $1.6M in Adjusted EBITDA
- Fifth consecutive quarter of positive Adjusted EBITDA contribution

Life Sciences

- R2 started shipping Glacial Spa product to China ahead of upcoming launch.

Non-operating Corporate

- Recurring SG&A up slightly 36.4% year-over-year

Fourth Quarter Consolidated Revenue and Adjusted EBITDA grew 122% and 121%, respectively, year-over-year

(1) Net Income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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© INNOVATE Corp. 2022 ■ Strong backlog provides runway for future cash generation of the business ■ Convert backlog to revenue while maintaining backlog levels by adding larger projects to deep pipeline ■ 129.6% revenue increase due to the acquisition of Banker Steel as well as higher revenues across DBM's service offering ■ Adjusted EBITDA increase can be attributed by the contribution from Banker Steel, partially offset by continued pressure on the Industrials business, the completion of a highly profitable project at the design business in the 3rd quarter and modest increases in overhead expenses ■ Reported backlog level of $1.6B maintained from last quarter ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.9B Financials ($ millions) 4Q21 4Q20 Revenue $ 383.4 $ 167.0 Net Income $ 8.6 $ 2.8 Adjusted EBITDA (1) $ 28.8 $ 17.4 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (2) All data as of December 31, 2021 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $394.5 $522.7 $1,634.4 $1,605.9 1,580.90 Backlog Adjusted Backlog 4Q20 1Q21 2Q21 3Q21 4Q21 $500 $1,000 $1,500 $2,000 ~$1,875 Trending Backlog Overview Near-Term Focus ($ millions)

Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

R2 Technologies

- Glacial Spa
  - Started shipping to China ahead of upcoming product launch there

MediBeacon

- Plans to submit IDE application to the FDA for their U.S. Pivotal Study in the second quarter
  - First step ahead of beginning U.S. Pivotal Study
  - Review process for application is 30 days
- Global Pivotal Study expanded to include China, expected to start in first half 2022

Summary of Investments

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies	$42.4M	56.4%	50.9%
MediBeacon	$24.9M	47.2%	41.5%
Genovel	$3.8M	80.0%	75.2%
Triple Ring	$3.0M	25.8%	22.9%

(1) Investment-to-date totals and equity ownership percentages are as of December 31, 2021.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

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© INNOVATE Corp. 2022 Financials ($ millions) 4Q21 4Q20 Station Group $ 5.0 $ 4.3 Network ("Azteca") 5.7 6.7 Revenue $ 10.7 $ 11.0 Net (Loss) Income $ (3.3) $ 10.0 Adjusted EBITDA (1) $ 1.6 $ 1.2 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 224 45 238 Central Cast Integrated Operating Stations 4Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 0 50 100 150 200 250 Overview ■ Fifth consecutive quarter of positive Adjusted EBITDA contribution ■ Renewed carriage agreements with long-standing clients such as Sony Media’s GetTV and LATV network, among others. ■ Increased distribution for beIN Sports EXTRA, both the English and Spanish networks, in more than a dozen new markets. ■ More than 70 networks using the Broadcasting distribution platform today sponsored by a broad range of media companies that include CBS, NBC Universal, Scripps, Weigel, Freemantle, Qurate, Cisneros Media, and beIN Sports, along with others ■ In January, completed the construction of 21 new broadcast stations Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets ■ Explore ATSC 3.0 technologies that offer expanded capability and use of Broadcasting's spectrum Station Growth (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2022 (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021. (2) Excludes cash included in Discontinued Operations. (3) Debt Maturity Profile excludes Preferred Stock and capital leases (4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation. Debt Summary ($ millions) Maturity Dec-21 Dec-20 11.50% Senior Secured Notes 2021 $ — $ 340.4 8.50% Senior Secured Notes 2026 330.0 — 7.50% Convertible Senior Notes 2022 3.2 55.0 7.50% Convertible Senior Notes 2026 51.8 — Line of Credit (1) 2024 5.0 15.0 Infrastructure Debt Various 188.6 110.5 Spectrum Debt Various 52.2 55.7 Total Principal Outstanding $ 630.8 $ 576.6 Unamortized OID and DFC (4.5) (15.1) Total Debt $ 626.3 $ 561.5 Cash & Cash Equivalents (2) 45.5 43.8 Net Debt $ 580.8 $ 517.7 Current Credit Picture 10 Debt Maturity Profile $55.5 $— $86.3 $— $489.0 Holdco Infrastructure Spectrum 2022 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions)

© INNOVATE Corp. 2022 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© INNOVATE Corp. 2022 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months ended December 31, Twelve Months ended December 31, 2021 2020 2021 2020 Revenue $ 394.8 $ 178.0 $ 1,205.2 $ 716.9 Cost of revenue 333.1 140.8 1,021.5 588.5 Gross profit 61.7 37.2 183.7 128.4 Operating expenses: Selling, general and administrative 47.4 36.3 168.3 145.5 Depreciation and amortization 7.8 4.4 25.4 17.7 Other operating loss (gain) (0.4) (13.8) 0.6 (6.5) Loss from operations 6.9 10.3 (10.6) (28.3) Other (expense) income: Interest expense (12.5) (18.6) (59.1) (74.8) Loss on early extinguishment or restructuring of debt — (0.2) (12.5) (9.4) Loss from equity investees 2.0 0.6 (2.8) (3.4) Other income (expense) (0.1) (3.8) 4.3 69.2 Loss from continuing operations before income taxes (3.7) (11.7) (80.7) (46.7) Income tax expense (1.8) (3.3) (5.6) (7.0) Loss from continuing operations (5.5) (15.0) (86.3) (53.7) Loss from discontinued operations (including loss on sale of $159.9 million and $44.1 million for the years ended December 31, 2021 and 2020, respectively) — 7.0 (149.9) (48.4) Net loss (5.5) (8.0) (236.2) (102.1) Net loss attributable to noncontrolling interest and redeemable noncontrolling interest 0.8 3.3 8.7 10.1 Net loss attributable to INNOVATE Corp. (4.7) (4.7) (227.5) (92.0) Less: Preferred dividends and deemed dividends from conversions 0.5 2.4 2.2 3.6 Net loss attributable to common stock and participating preferred stockholders $ (5.2) $ (7.1) $ (229.7) $ (95.6) 12

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months ended December 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net (loss) attributable to INNOVATE Corp. $ (4.7) Less: Discontinued operations — Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 8.6 $ (6.2) $ (3.3) $ (6.2) $ 2.4 $ (4.7) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 6.0 0.1 1.7 — — 7.8 Depreciation and amortization (included in cost of revenue) 3.8 — — — — 3.8 Asset impairment expense — — 0.1 — — 0.1 FCC Reimbursements — — (0.4) — — (0.4) (Gain) loss on sale or disposal of assets 0.3 — (0.4) — — (0.1) Interest expense 2.2 — 2.1 8.2 — 12.5 Other (income) expense, net 0.2 — 1.6 (1.7) — 0.1 Income tax expense (benefit) 6.4 — 0.3 (5.8) 0.9 1.8 Noncontrolling interest 0.9 (2.2) (0.4) — 0.9 (0.8) Share-based compensation expense — 0.1 — 0.6 — 0.7 Nonrecurring Items 0.2 — — — — 0.2 COVID-19 Costs 0.3 — — — — 0.3 Acquisition and disposition costs (0.1) — 0.3 0.4 0.2 0.8 Adjusted EBITDA $ 28.8 $ (8.2) $ 1.6 $ (4.5) $ 4.4 $ 22.1

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Twelve Months ended December 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (227.5) Less: Discontinued operations (149.9) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 16.9 $ (19.8) $ (12.9) $ (64.2) $ 2.4 $ (77.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 19.1 0.2 6.0 0.1 — 25.4 Depreciation and amortization (included in cost of revenue) 12.2 — — — — 12.2 Other operating expenses 0.4 — 0.2 — — 0.6 Interest expense 8.5 — 9.2 41.4 — 59.1 Other (income) expense, net (4.0) — 3.9 (4.2) — (4.3) Loss on early extinguishment or restructuring of debt 1.5 — 1.0 10.0 — 12.5 Income tax expense (benefit) 10.5 — 0.3 (6.1) 0.9 5.6 Noncontrolling interest 1.8 (8.2) (2.3) — — (8.7) Share-based compensation expense — 0.2 0.6 1.6 — 2.4 Nonrecurring items 0.5 — — 0.5 — 1.0 COVID-19 costs 8.6 — — — — 8.6 Acquisition and disposition costs 2.4 — 0.9 2.9 0.9 7.1 Adjusted EBITDA $ 78.4 $ (27.6) $ 6.9 $ (18.0) $ 4.2 $ 43.9

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months ended December 31, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net (loss) attributable to INNOVATE Corp. $ (4.7) Less: Discontinued operations 7.0 Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 2.8 $ (5.7) $ 10.0 $ (18.2) $ (0.6) $ (11.7) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.7 — 1.7 — — 4.4 Depreciation and amortization (included in cost of revenue) 2.2 — — — — 2.2 Asset impairment expense — — 2.6 — — 2.6 (Gain) loss on sale or disposal of assets 0.3 — (16.6) — — (16.3) Interest expense 2.0 — 4.4 12.2 — 18.6 Loss on early extinguishment or restructuring of debt — — — 0.2 — 0.2 Other (income) expense, net 0.5 (0.1) 0.6 2.9 — 3.9 Income tax expense (benefit) 1.7 — 0.3 (1.4) 2.7 3.3 Noncontrolling interest 0.4 (2.2) (1.8) — 0.3 (3.3) Share-based compensation expense — 0.1 — 0.2 — 0.3 Nonrecurring Items 0.5 — — — — 0.5 COVID-19 Costs 4.2 — — — — 4.2 Acquisition and disposition costs 0.1 — — 0.8 0.2 1.1 Adjusted EBITDA $ 17.4 $ (7.9) $ 1.2 $ (3.3) $ 2.6 $ 10.0

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

INNOVATE

(in millions)

	Twelve Months ended December 31, 2020					
	Infrastructure	Life Sciences	Spectrum	Non-operating Corporate	Other and Eliminations	INNOVATE
Net (loss) attributable to INNOVATE Corp.						$ (92.0)
Less: Discontinued operations						(48.4)
Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations	$ 6.8	$ (14.4)	$ (13.8)	$ (90.2)	$ 68.0	$ (43.6)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						
Depreciation and amortization	10.7	0.1	6.8	0.1	—	17.7
Depreciation and amortization (included in cost of revenue)	9.1	—	—	—	—	9.1
Other operating (income) expenses	0.1	0.1	(6.6)	—	—	(6.4)
Interest expense	8.5	—	14.7	51.6	—	74.8
Loss on early extinguishment or restructuring of debt	—	—	—	9.4	—	9.4
Other (income) expense, net	0.5	(2.3)	1.9	2.1	(71.3)	(69.1)
Income tax expense (benefit)	4.2	—	0.3	0.2	2.3	7.0
Noncontrolling interest	0.6	(6.2)	(5.3)	—	0.8	(10.1)
Bonus to be settled in equity	—	—	—	(0.5)	—	(0.5)
Share-based compensation expense	—	0.2	0.3	2.4	—	2.9
Nonrecurring items	2.7	—	—	5.4	—	8.1
COVID-19 costs	19.4	—	—	—	—	19.4
Acquisition and disposition costs	0.6	—	0.5	3.9	1.8	6.8
Adjusted EBITDA	**$ 63.2**	**$ (22.5)**	**$ (1.2)**	**$ (15.6)**	**$ 1.6**	**$ 25.5**

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